UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2017

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On November 29, 2017, the Board of Directors (the “Board”) of Fiserv, Inc. (the “Company”), upon recommendation and approval by the Compensation Committee (the “Committee”) of the Board, approved the Fiserv, Inc. Nonqualified Deferred Compensation Plan, as amended and restated effective January 1, 2018 (the “Plan”), which permits Eligible Employees (as defined in the Plan) to participate in the Plan and defer such compensation as the Plan Administrator (as defined in the Plan) determines. The Employee Retirement Income Security Act of 1974 requires that participation in this type of Plan be limited to a select group of management or highly compensated employees. A participant may choose to have the participant’s compensation that is deferred in respect of a given year paid in a lump sum or up to 15 annual installments at a future time as selected by the participant, which may include the participant’s separation from service. A participant may also choose to change the time and form of payment of the participant’s previously deferred amounts, subject to the rules prescribed in the Plan. The Plan also permits the Company to make employer contributions to the Plan in such amounts and subject to such terms and conditions as are approved by the Committee (for executive officers) or the Chief Executive Officer (for all other participants). The foregoing is a summary of the material terms of the Plan, does not purport to be complete and is qualified in its entirety by reference to the Plan filed herewith as Exhibit 10.1.

Item 8.01.	Other Events.

On November 29, 2017, the Board, upon recommendation and approval by the Committee, approved: (i) the Fiserv, Inc. Non-Employee Director Deferred Compensation Plan, as amended and restated effective January 1, 2018, a copy of which is filed herewith as Exhibit 10.2; (ii) an amendment to the non-qualified stock option agreements with the Company’s non-employee directors, the form of which is filed herewith as Exhibit 10.3; and (iii) a revised form of non-qualified stock option agreement with the Company’s non-employee directors, the form of which is filed herewith as Exhibit 10.4.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits. The exhibits set forth in the following Exhibit Index are being filed herewith:

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fiserv, Inc. Nonqualified Deferred Compensation Plan, as amended and restated effective January 1, 2018

10.2	Fiserv, Inc. Non-Employee Director Deferred Compensation Plan, as amended and restated effective January 1, 2018

10.3	Form of Second Amendment to Stock Option Agreement (Non-Employee Director—LE)

10.4	Form of Non-Qualified Stock Option Agreement (Non-Employee Director—N)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: December 1, 2017	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer and Treasurer

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